Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2015
Property and Equipment, Net
Schedule of property and equipment, net

	As of December 31,
	2014	2015
	$	$
Furniture, fixtures and equipment	11,892,101	12,492,343
Leasehold improvements	4,976,638	5,490,605
Buildings	763,240	633,646
Motor vehicles	1,806,268	1,737,572

Total	19,438,247	20,354,166
Accumulated depreciation	(12,279,467)	(13,553,552)

Property and equipment, net	7,158,780	6,800,614